ITEM 11(B). EXHIBITS

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA MUTUAL FUND, INC.; Index Funds

In connection with the Annual Report on Form N-CSR (Report) of the above-named issuer for the Funds for the fiscal year ended December 31, 2004, the undersigned hereby certifies, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date:  MARCH 8, 2005                                 /S/ CHRISTOPHER W. CLAUS
       -------------                                 ---------------------------
                                                      Christopher W. Claus
                                                      President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA MUTUAL FUND, INC.; Index Funds

In connection with the Annual Report on Form N-CSR (Report) of the above-named issuer for the Funds for the fiscal year ended December 31, 2004, the undersigned hereby certifies, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



Date:  MARCH 8, 2005                                       /S/ DAVID HOLMES
       -------------                                       ----------------
                                                           David Holmes
                                                           Treasurer